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                                                                   EXHIBIT 10.14

                                LEASE AMENDMENT

     This Lease Amendment (this "Amendment") is made and effective as of January 10, 1996 (the "Effective Date") by and between Catellus Development Corporation, a Delaware corporation ("Landlord"), and Accucore, Inc., a Delaware corporation ("Tenant"), as follows:

     A. Landlord and Tenant are parties to that certain Multi-Tenant Industrial Triple Net Lease dated July 25, 1995, and identified on the records of Landlord as CTDC-605499 (together with all amendments thereto, the "Lease"), for the use of Landlord's property commonly known as 15222 Del Amo Boulevard, Suites 150 and 250. Tustin, California (the "Premises").

     B. Landlord and Tenant desire to amend the Lease as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Incorporation. Paragraphs A and B above are hereby incorporated by reference as if set forth in full at this point. All provisions and defined terms of the Lease are also incorporated by reference.

     2. Name Change. As of the Effective Date herein, the Tenant named under the Lease has changed its name to VitalCom Inc.

     3. Conflict. In the event of a conflict or discrepancy between the Lease and this Amendment, the provisions of this Amendment shall control.

     4. Successors: Integration and Restatement.

        4.1 This Amendment shall insure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

        4.2 This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof. The Lease and this Amendment shall not be further amended or modified except by a written instrument signed by both parties. This Amendment is the joint work product of both parties and shall not be construed more favorably for, or more strictly against, either party on the grounds that such party participated more or less fully in the preparation of this Amendment.

        4.3 Except as expressly set forth herein, Landlord and Tenant fully confirm, ratify, and restate the Lease and each provision thereof.


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        IN WITNESS WHEREOF, the parties hereto have executed this Lease
Amendment as of the Effective Date.


                CATELLUS DEVELOPMENT CORPORATION,
                a Delaware corporation

                By: [Signature Illegible]
                   --------------------------------
                Title Vice President Asst. Management


                VITALCOM INC.,
                a Delaware corporation

                By: [Signature Illegible]
                   ---------------------------------
                Title CFO


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        IN WITNESS WHEREOF, the parties hereto have executed this Lease
Amendment as of the Effective Date.


                APPROVED AS TO FORM

                /s/ CLAY M. SMITH
                ---------------------------
                Assistant General Counsel
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[PACIFIC COMMUNICATIONS LOGO]
15222 Del Amo Avenue, Tustin, CA 92680
FAX (714) 571-3945 or 546-0084
(714) 546-0147



November 20, 1995

Mr. John Fucci
Catellus Development Corporation
1065 N. PacifiCenter Drive, Suite 200
Anaheim, CA 92665


Dear John:

Our lease with Catellus is in the name of ACCUCORE, INC. We have recently decided to change the corporate name to Pacific Communications, Inc. We believe that the new name better reflects both our current and our future product lines.

When the legal documentation is complete, toward the end of the year, I will send you copies for your records. In the meantime, I hope you will use this letter to update your records. Lisa said that you are getting ready to microfilm the documents and she would like to use the new name and not have to correct documents later.

In addition to the name change, would you please change our address for Notice to: 15222 Del Amo Ave., Tustin, CA 92680, Attn.: Ms. Shelley Thunen.

Thank you for all your help. I look forward to a long and mutually profitable relationship with you and Catellus.

Sincerely,


/s/ SHELLEY THUNEN
Shelley Thunen,
Chief Financial Officer


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                                [CATELLUS LOGO]







                          COMMENCEMENT DATE MEMORANDUM

        With respect to that certain lease ("Lease") dated July 28, 1995 by and between Accucore, Inc., a Delaware corporation ("Tenant"), and Catellus Development Corporation, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord the building located at 15222 Del Amo Avenue, Suites 150 and 200, Tustin, CA 92680 ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

        (1)     The Lease term shall commence on November 1, 1995
("Commencement Date");

        (2)     The ("Possession Date") shall be November 1, 1995;

        (3) The Premises contain approx. 35,525 square feet of space as stated in the Lease; and

        (4) Tenant has accepted the Premises and the Premises are acceptable for Tenant's use.

        IN WITNESS WHEREOF, this Commencement Date Memorandum is executed on the 31st day of October 1995.

                                        "Tenant"

                                        ACCUCORE, INC.
                                        a Delaware corporation

                                        By: [Signature Illegible]
                                           ------------------------------------

                                        Its: CFO
                                            -----------------------------------